SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ______________


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




          Date of Report (Date of earliest event reported): May 3, 2004



                             BKF CAPITAL GROUP, INC.
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               (Exact name of registrant as specified in charter)



 DELAWARE                         1-10024                   36-0767530
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 (State or other                  (Commission               (IRS Employer
 jurisdiction of                  File Number)              Identification No.)
 incorporation)



ONE ROCKEFELLER PLAZA, NEW YORK, NEW YORK                        10020
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(Address of principal executive offices)                       (Zip Code)




Registrant's telephone number, including area code:  (212) 332-8400
                                                    -----------------


                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         BKF Capital Group, Inc. (the "Company") engaged Grant Thornton LLP ("Grant Thornton") as its new independent accountants as of May 3, 2004. During the Company's two most recent fiscal years and through the date of this report, neither the Company nor anyone else on its behalf consulted Grant Thornton regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BKF CAPITAL GROUP, INC.



Date: May 5, 2004                   By: /s/ Glenn A. Aigen
                                        ---------------------------------------
                                        Glenn A. Aigen
                                        Senior Vice President and
                                        Chief Financial Officer